Exhibit 10.2

AMENDMENT NUMBER ONE
TO THE
OFFER OF EMPLOYMENT LETTER BETWEEN CHEVRON PHILLIPS CHEMICAL COMPANY LP AND RAYMOND I. WILCOX

WHEREAS, Chevron Phillips Chemical Company LP (the “Company”) and Raymond I. Wilcox executed a certain Offer of Employment Letter, dated February 8, 2006 (the “Employment Letter”);

WHEREAS, the Company and Mr. Wilcox desire to amend the Employment Letter;

NOW, THEREFORE, BE IT RESOLVED,

1.               Effective February 8, 2006, the first paragraph of Page 2 of the Employment Letter is amended by the addition of the following sentence at the end:

The Termination Bonus shall be paid in a lump sum as soon as administratively practicable following termination of employment; but in no event later than March 15 of the calendar year immediately following the calendar year in which said termination of employment occurred.

As so amended, the Employment Letter will remain in full force and effect.

Chevron Phillips Chemical Company LP		Raymond I. Wilcox

By:	/s/ Don F. Kremer	By:	/s/ Raymond I. Wilcox

Title:	Vice President, Human Resources	Title:	President, Chevron Phillips Chemical Company LP

Date:	August 1, 2006	Date:	August 1, 2006